Exhibit 23(d)(vii)(b)



                              AMENDED AND RESTATED
                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 2005
                                      AMONG

                                 WT MUTUAL FUND,

                      RODNEY SQUARE MANAGEMENT CORPORATION

                                       AND

                   WILMINGTON TRUST INVESTMENT MANAGEMENT LLC

                                      Funds

                       Wilmington Prime Money Market Fund
                     Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                  Wilmington Short/ Intermediate-Term Bond Fund
                        Wilmington Broad Market Bond Fund
                         Wilmington Municipal Bond Fund
                     Wilmington Multi-Manager Large-Cap Fund
                       Wilmington Small-Cap Strategy Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
                   Wilmington Aggressive Asset Allocation Fund
                  Wilmington Conservative Asset Allocation Fund








Dated:  October 1, 2009

                                    WT MUTUAL FUND

                                    By: /s/ Edward W. Diffin, Jr.
                                        ----------------------------------------
                                    Name: Edward W. Diffin, Jr.
                                    Title: Vice President & Secretary


                                    WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                                    By: /s/ R. Samuel Fraundorf
                                        ----------------------------------------
                                    Name: R. Samuel Fraundorf
                                    Title: President

                                    RODNEY SQUARE MANAGEMENT CORPORATION

                                    By: /s/ John J. Kelley
                                        ----------------------------------------
                                    Name: John J. Kelley
                                    Title: President




Dated:  October 1, 2009